DE-AC01-93NE50067,
08843672/50067-02
Amendment No. 011
EXHIBIT 10.4
     AMENDMENT NO. 011, dated as of June ___, 1998, to Contract No. DE-AC01-93NE50067, 08843672/50067-02 entered into January 14, 1994 (Contract) by and between the United States Enrichment Corporation (USEC), Executive Agent of the United States of America, and Techsnabexport Co. Ltd. (TENEX), Executive Agent of the Ministry of Atomic Energy (MINATOM), Executive Agent of the Russian Federation. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Contract.
     WHEREAS, the parties desire to amend the Contract to reflect changes (i) in the account number for the remittance of payments to TENEX under the Contract and (ii) in TENEX’s name.
     NOW, THEREFORE, USEC and TENEX agree as follows:
     SECTION 1. The Contract is hereby amended as follows:
     (a) In Part I, Section G.04, the first sentence of the third paragraph is amended to read as follows:
“Until otherwise agreed upon by the parties, all payments to TENEX shall be made to the following account: Techsnabexport Co., Ltd., Account No. 40702840400000000010, Conversbank, Moscow, Russia, through the account of Conversbank, Account No. 04-094-462 in Bankers Trust Company, New York, New York, ABA No. 021001033.”.
     (b) References to Techsnabexport Co., Ltd. shall be considered references to OA Techsnabexport. This change reflects only a more precise translation of TENEX’s name and no change to the legal entity that is TENEX.
     SECTION 2. Except as amended hereby, the Contract shall remain unchanged and in full force and effect. In the event that any conflict arises between this Amendment and the Contract, TENEX and USEC shall resolve such conflict consistent with the purpose of this Amendment as set forth in the recitals herein.
     SECTION 3. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

UNITED STATES ENRICHMENT CORPORATION		AO TECHSNABEXPORT

By:	George Rifakes	By:	Albert Schishkin

		By:	Alexei A. Grigoriev